INVENTORIES	12 Months Ended
Dec. 31, 2019
INVENTORIES
INVENTORIES

21.    Inventories

Significant accounting judgements and estimates

Inventory is held in a wide variety of forms across the value chain reflecting the stage of refinement. Prior to production as final metal the inventory is always contained within a carrier material. As such inventory is typically sampled and assays taken to determine the metal content and how this is split by metal. Measurement and sampling accuracy can vary quite significantly depending on the nature of the vessels and the state of the material. An allowance for estimation uncertainty is applied to the various categories of inventory and is dependent on the degree to which the nature and state of material allows for accurate measurement and sampling. The range used for the estimation allowance varies based on the stage of refinement. The range is based on independent metallurgists’ level of confidence obtained from the outcome of the stocktake. Those results are applied in arriving at the appropriate quantities of inventory.

Accounting policy

Inventory is valued at the lower of cost and net realisable value. The Group values ore stockpiles, metal-in-process when it can be reliably measured. Cost is determined on the following basis:

•Gold reef ore stockpiles and gold-in-process are valued using weighted average cost. Cost includes production, amortisation, depreciation and related administration costs

•PGM inventory is valued using weighted average cost by allocating cost, based on the joint cost of production, apportioned according to the relative sales value of each of the PGMs produced. The group recognises the metal produced in each development phase in inventory with an appropriate proportion of cost. Cost includes production, amortisation, depreciation and related administration costs

•By-product metals are valued at the incremental cost of production from the point of split-off from the PGM processing stream

•Consumable stores are valued at weighted average cost after appropriate provision for surplus and slow-moving items

Figures in million - SA rand	2019	2018	2017
Consumable stores[1]	1,580.8	1,043.5	820.7
PGM ore and mill inventory	127.7	71.0	62.8
PGM in process[2]	10,496.9	3,251.7	1,893.1
Gold in process	309.7	143.3	-
PGM finished goods	2,958.7	777.8	637.5
Other	29.6	7.5	8.0
Uranium finished goods and uranium-in-process	-	-	104.4
Total inventories	15,503.4	5,294.8	3,526.5

[1] The cost of consumable stores consumed during the year and included in operating cost amounted to R12,784.3 million (2018: R9,327.9 million and 2017: R8,789.4 million)

[2]    Included in PGM in process, is R3,826.5 million relating to the Marikana operations. It also includes R4,182.4 million relating to SRPM operations due to the processing agreements between SRPM and Anglo American Platinum Limited changing from a Purchase of Concentrate arrangement to a Toll processing arrangement from 1 January 2019